SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                 RULE 13E-3 TRANSACTION STATEMENT
(Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                      [Amendment No. ______]

                        LYNTON GROUP, INC.
                       (Name of the Issuer)

                        LYNTON GROUP, INC.
               (Name of Person(s) Filing Statement)

Common Stock, par value $.30                                     551755-30-9
(Title of Class of Securities)         (CUSIP Number of Class of Securities)

                           David M. Kaye
                     Danzig Garubo & Kaye, LLP
                  30A Vreeland Road, P.O. Box 333
                  Florham Park, New Jersey 07932
                          (973) 443-0600
(Name, address, and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

This statement is filed in connection with (check the appropriate box):
a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c)
          [Section 240.13e-(c)] under the Securities Exchange Act of 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c.   [  ] A tender offer.
d.   [  ] None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies:[x].

                     Calculation of Filing Fee

Transaction valuation* $290,000  Amount of Filing Fee  $58.00

     * Based on the cash value of the fractional shares expected to be created by the Rule 13e-3 transaction.

[  ] Check box if any part of the fee is offset as provided by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


       Amount Previously Paid:
       Form or Registration No.:
       Filing Party:
       Date Filed:



                           INTRODUCTION

     This Rule 13E-3 Transaction Statement (the "Statement") is being filed by Lynton Group, Inc. (the "Company") with respect to the class of equity securities of the Company that is subject to a Rule 13e-3 transaction. Simultaneously with the filing of this Statement, the Company is filing a Preliminary Information Statement and Schedule 14C with the Securities and Exchange Commission. The Information Statement is to be furnished to stockholders of the Company in connection with action to be taken by written consent of stockholders with respect to the proposals set forth below. The proposals, subject of the Information Statement, are as follows:
(1) a proposal to approve an amendment to the Company's Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of Common Stock, par value $.30 per share, of the Company (the "Common Stock") from 10,000,000 to 25,000,000 (the "Capitalization Amendment"), the purpose and effect of which is to allow
(i) the holders of the Company's 8.0% Subordinated Convertible Debentures due December 31, 2007 (the "8.0% Debentures") issued in December 1997 to convert the 8.0% Debentures into shares of Common Stock at their discretion, and (ii) the issuance or sale of such additional shares of Common Stock for such consideration as from time to time may be fixed by the Board of Directors; and (2) a proposal to be implemented after the Capitalization Amendment to approve (i) a 1-for-250 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock and (ii) an amendment to the Company's Certificate of Incorporation to recapitalize the Company's Common Stock and Preferred Stock as a result of the Reverse Stock Split which will reduce the number of authorized shares of Common Stock from 25,000,000 shares to 100,000 shares, reduce the number of authorized shares of Preferred Stock from 3,000,000 to 20,000, and provide a cash payment of $1.00 per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of the new Common Stock to any stockholders who after the Reverse Stock Split own less than one share of the new Common Stock.

     The cross reference sheet herein is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Preliminary Information Statement of the information required to be included in response to the items of this Statement. The information in the Preliminary Information Statement is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the contents thereof.

              CROSS REFERENCE SHEET SHOWING LOCATION
        IN PRELIMINARY INFORMATION STATEMENT OF INFORMATION
                REQUIRED BY ITEMS IN SCHEDULE 13E-3


Schedule 13E-3 Item and Caption         Location in Information Statement

1.   Issuer and Class of Security
     Subject to the Transaction

     (a)-(d) "Cover Page"; "Summary; "General Information"; "Special Factors - Conduct of the Company's Business After the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange"; "Market for the Common Stock; Dividends"

     (e)                                Not Applicable

     (f) "Management's Discussion and Analysis of Financial Condition and Results of Operations"

2.   Identity and Background            This Preliminary Information
                                        Statement is being filed by the
                                        Issuer of the class of equity
                                        securities which is the subject of
                                        this Rule 13e-3 transaction.

     (a)-(g)                            Not Applicable

3.   Past Contacts, Transactions or
     Negotiations                       Not Applicable

4.   Terms of the Transaction           "Summary"; "Proposed Reversed Stock
                                        Split and Recapitalization of the
                                        Common Stock and Preferred Stock";
                                        "Special Factors"

5.   Plans or Proposals of
     the Issuer or
     Affiliate                          "Summary"; "Special Factors -
                                        Conduct of the Company's Business
                                        after the Reverse Stock Split;
                                        Possible Change in Legal Domicile
                                        of the Company; Possible Listing on
                                        the London Stock Exchange"

6.   Source and Amounts of
     Funds or Other
     Consideration                      "Summary"; "Financing of the
                                        Reverse Stock Split"; "Expenses"

7.   Purpose(s), Alternatives,
     Reasons
     and Effects                        "Summary"; "Proposed Reversed Stock
                                        Split and Recapitalization of the
                                        Common Stock and Preferred Stock";
                                        "Special Factors - Background of
                                        the Proposed Reverse Stock Split";
                                        "Special Factors - Reasons for the
                                        Reverse Stock Split"; Special
                                        Factors - Recommendation of the
                                        Board of Directors; Fairness of the
                                        Reverse Stock Split"; "Special
                                        Factors - Federal Income Tax
                                        Consequences"

8.   Fairness of the Transaction        "Summary"; "Special Factors -
                                        Background of the Proposed Reverse
                                        Stock Split"; "Special Factors -
                                        Reasons for the Reverse Stock
                                        Split"; "Special Factors -
                                        Recommendation of the Board of
                                        Directors; Fairness of the Reverse
                                        Stock Split"

9.   Reports, Opinions, Appraisals
     and
     Certain Negotiations               No report, opinion or appraisal
                                        materially related to this Rule
                                        13e-3 transaction  has been
                                        received by the Issuer.

10.  Interest in Securities
     of the Issuer                      "Principal Stockholders and
                                        Security Ownership of Management"

11.  Contracts, Arrangements
     or Understandings with
     Respect to the
     Issuer's Securities                Not Applicable

12.  Present Intention and
     Recommendation
     of Certain Persons with
     Regard to
     the Transaction                    "Summary - Consents; Consents
                                        Required"; "General Information"

13.  Other Provisions of
     the Transaction

     (a)                                "Summary - Appraisal Rights;
                                        Escheat Laws"; "Special Factors -
                                        Appraisal Rights; Escheat Laws"

     (b)-(c)                            Not Applicable

14.  Financial Information

     (a)                                "Selected Historical Financial Data
                                        of the Company"; "Financial
                                        Statements"

     (b)                                Not Applicable

15.  Persons and Assets Employed,
     Retained or Utilized               Not Applicable

16.  Additional Information             Information Statement in its
                                        Entirety

17.  Material to be Filed as Exhibits   Separately included herewith

Item 1.        Issuer and Class of Security Subject to the Transaction.

     (a)-(d) The information set forth on the Cover Page and under the captions "Summary", "General Information", "Special Factors - Conduct of the Company's Business After the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange", "Market for the Common Stock; Dividends" of the Preliminary Information Statement is incorporated herein by reference.

     (e)  Not Applicable

     (f) The information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Preliminary Information Statement is incorporated herein by reference.


Item 2.        Identity and Background.

     This Preliminary Information Statement is being filed by the Issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction.

     (a)-(g)   Not Applicable


Item 3.        Past Contacts, Transactions or Negotiations.

     Not Applicable


Item 4.        Terms of the Transaction.

     The information set forth under the captions "Summary", "Proposed Reversed Stock Split and Recapitalization of the Common Stock and Preferred Stock", "Special Factors" of the Preliminary Information Statement is incorporated herein by reference.


Item 5.        Plans or Proposals of the Issuer or Affiliate.

     The information set forth under the captions "Summary", "Special Factors - Conduct of the Company's Business after the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange" of the Preliminary Information Statement is incorporated herein by reference.


Item 6.   Source and Amounts of Funds or Other Consideration.

     The information set forth under the captions "Summary", "Financing of the Reverse Stock Split", "Expenses" of the Preliminary Information Statement is incorporated herein by reference.


Item 7.        Purpose(s), Alternatives, Reasons and Effects.

     The information set forth under the captions "Summary", "Proposed Reversed Stock Split and Recapitalization of the Common Stock and Preferred Stock", "Special Factors - Background of the Proposed Reverse Stock Split", "Special Factors - Reasons for the Reverse Stock Split", "Special Factors - Recommendation of the Board of Directors; Fairness of the Reverse Stock Split", "Special Factors - Federal Income Tax Consequences" of the Preliminary Information Statement is incorporated herein by reference.


Item 8.        Fairness of the Transaction.

     The information set forth under the captions "Summary", "Special Factors - Background of the Proposed Reverse Stock Split", "Special Factors
- Reasons for the Reverse Stock Split", "Special Factors - Recommendation of the Board of Directors; Fairness of the Reverse Stock Split" of the Preliminary Information Statement is incorporated herein by reference.


Item 9.        Reports, Opinions, Appraisals and Certain Negotiations.

     No report, opinion or appraisal materially related to this Rule 13e-3 transaction has been received by the Issuer.


Item 10.       Interest in Securities of the Issuer.

     The information set forth under the caption "Principal Stockholders and Security Ownership of Management" of the Preliminary Information Statement is incorporated herein by reference.


Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

     Not Applicable


Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     The information set forth under the captions "Summary - Consents; Consents Required", "General Information" of the Preliminary Information Statement is incorporated herein by reference.


Item 13.       Other Provisions of the Transaction.

     (a) The information set forth under the captions "Summary - Appraisal Rights; Escheat Laws", "Special Factors - Appraisal Rights; Escheat Laws" of the Preliminary Information Statement is incorporated herein by reference.

     (b)-(c)   Not Applicable


Item 14.       Financial Information.

     (a) The information set forth under the captions "Selected Historical Financial Data of the Company", "Financial Statements" of the Preliminary Information Statement is incorporated herein by reference.

     (b)  Not Applicable


Item 15.       Persons and Assets Employed, Retained or Utilized.

     Not Applicable


Item 16.       Additional Information.

     The information set forth in the Preliminary Information Statement in its entirety is incorporated herein by reference.


Item 17.       Material to be Filed as Exhibits.

     (a), (b), (c), (e) and (f)    Not Applicable

     (d)  Preliminary Information Statement

                             SIGNATURE


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  LYNTON GROUP, INC.



Date:     July 24, 1998           By: /s/ Christopher Tennant
                                     Christopher Tennant,
                                     President and Chief
                                     Executive Officer

                           EXHIBIT INDEX


EXHIBIT                       DESCRIPTION                   PAGE


(a), (b), (c), (e) and (f)    Not Applicable

(d)                           Preliminary Information
                              Statement